                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant To Section 14(a) Of The Securities
                      Exchange Act Of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ] Preliminary Proxy Statement         [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to Rule 14a-12


                               SAGA SYSTEMS, INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

______________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

______________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________

     (4)  Proposed maximum aggregate value of transaction:

______________________________________________________________________________

     (5)  Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:  _____________________

    (2)  Form, Schedule or Registration Statement No.:  ___________________

    (3)  Filing Party:  ________________________

    (4)  Date Filed:  _________________________

From:    McGowan, Bill

Sent:    Thursday, November 9, 2000 12:10 PM

To:      SAGA Confidential

Subject: Dr. Koenig's Presentation

ALL EMPLOYEES:

Following is a link to the Software AG website:
http://www.softwareag.com/investor/engl/presentation/default.htm
----------------------------------------------------------------

Bill McGowan

     This document does not constitute an offer to purchase any securities. SAGA SYSTEMS stockholders will be provided with a proxy statement and other relevant documents concerning the merger with the Securities and Exchange Commission. Stockholders and investors are urged to read the proxy statement and any other relevant documents filed with the Securities and Exchange Commission before they make any decision concerning the merger because they contain important information concerning the merger. Investors may obtain the documents (when they become available) free of charge at the Securities and Exchange Commission's website, www.sec.gov. In addition, SAGA SYSTEMS stockholders may obtain a copy
         -----------
of the proxy statement and other relevant documents (when they become available) without charge by directing a request to the Secretary of SAGA SYSTEMS at 11190 Sunrise Valley Drive, Reston, Virginia 20191, telephone (703) 860-5050.

     SAGA SYSTEMS, its directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies to adopt the merger agreement. Information concerning the directors and executive officers of SAGA SYSTEMS is contained in SAGA SYSTEMS' proxy statement for its annual meeting of stockholders held on May 17, 2000. Information concerning any other participants in the solicitation will be set forth in the proxy statement concerning the merger to be filed by SAGA SYSTEMS with the Securities and Exchange Commission.

     Read the proxy statement carefully before making a decision concerning the merger.

                                                           [LOGO OF SOFTWARE AG]

Software AG
Company Presentation

--------------------------------------------------------------------------------

Acquisition of SAGA Systems, Inc.

November 2, 2000

This Presentation contains forward-looking statements based on beliefs of Software AG management. Such statements reflect current views of Software AG with respect to future events and results and are subject to risks and uncertainties. Actual results may vary materially from those projected here, due to factors including changes in general economic and business conditions, changes in currency exchange, the introduction of competing products, lack of market acceptance of new products, services or technologies and changes in business strategy. Software AG does not intend or assume any obligation to update these forward-looking statements.

                                                           [LOGO OF SOFTWARE AG]

Software AG Overview
--------------------------------------------------------------------------------

 . Europe's largest and world-leading systems software provider

 . Leader in XML technology for Electronic Business applications

 . Global business with presence in 60+ countries

 . 30 years in the high-end, mission critical IT business

 . Revenue EUR 400+ million/highly profitable

 . Top 50 company on Frankfurt Stock Exchange (MDAX)

                                                           [LOGO OF SOFTWARE AG]

World Class Customer Base
Over 5,000 Corporate Users worldwide
--------------------------------------------------------------------------------

 . Financial Services
                     [LOGO OF GREDIT SUISSE/FIRST BOSTON]
                              [LOGO OF CITIBANK]
                              [LOGO OF SWISS RE]
                                [LOGO OF CHASE]
                            [LOGO OF DRESDNER BANK]

 . Manufacturing
                               [LOGO OF NISSAN]
                                [LOGO OF PEPSI]
                               [LOGO OF NABISCO]
                                [LOGO OF FUJI]
                               [LOGO OF HENKEL]
                                [LOGO OF MERCK]
                                LOGO OF SHELL]
                                [LOGO OF SONY]
                               [LOGO OF PHILIPS]
                               [LOGO OF SIEMENS]

                                                           [LOGO OF SOFTWARE AG]

World ClassCustomer Base
Over 5,000 Corporate Users worldwide
--------------------------------------------------------------------------------

 . Telecom & Media
                             [LOGO OF TELEFONICA]
                         [LOGO OF DEUTSCHE TELEKOM AG]
                             [LOGO OF MCIWORLDCOM]
                                [LOGO OF AT&T]
                               [LOGO OF SPRINT]
                                 [LOGO OF SKY]
                                 [LOGO OF ZDF]
                             [LOGO OF BERTELSMANN]

 . Logistics
                              [LOGO OF LUFTHANSA]
                          [LOGO OF DEUTSCHE POST AG]
                                [LOGO OF DELTA]
                           [LOGO OF FEDERAL EXPRESS]

 . Public
  Administration
                        [LOGO OF COMMISSION EUROPEENNE]
                                 [LOGO OF FAA]

                                                           [LOGO OF SOFTWARE AG]

Enterprise Transaction Products
--------------------------------------------------------------------------------

                                     High-Performance Database
ADABAS                               Management System
                                     Enterprise OLTP applications


                                     High-Productivity Application
NATURAL                              Development System

                                     Cross-platiorm deployment

                                                           [LOGO OF SOFTWARE AG]

[GRAPHIC] Eletronic Business Products
--------------------------------------------------------------------------------

[LOGO OF TAMINO]      The Power Database for the Internet

                      100 % pure XML

[LOGO OF BOLERO]      The Power Tool for the Internet
                      Java, XML and more ...

[LOGO OF ENTIREX]     The Power Link to the Internet

[LOGO OF TIEMA]       Software integration across the enterprise

                                                           [LOGO OF SOFTWARE AG]

Architecture of the Tamino Platform

--------------------------------------------------------------------------------

                   Tamino The XML Platform for Electronic Business

            [CHART OF TAMINO XML PLATFORM FOR ELECTRONIC BUSINESS]

                                                           [LOGO OF SOFTWARE AG]

Channel Partners

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Europe       USA      Asia / Pacific      Total
--------------------------------------------------------------------------------
Global Partners                                3                              3
--------------------------------------------------------------------------------
VADs                                 4                             3          7
--------------------------------------------------------------------------------
VARs/System Integrators                        9                  12         21
--------------------------------------------------------------------------------
ISVs                                 8         3                   2         13
--------------------------------------------------------------------------------
OEMs                                           2                              2
--------------------------------------------------------------------------------
Other                                          2                              2
--------------------------------------------------------------------------------
Total                               12        19                  17         48
--------------------------------------------------------------------------------

                                                           [LOGO OF SOFTWARE AG]

Q III / YTD Results 1999 / 2000

--------------------------------------------------------------------------------

              Revenue                                Profit Before Tax


     Q III                YTD                  Q III                 YTD
 1999     2000       1999      2000       1999      2000       1999      2000
-------------------------------------     --------------------------------------
            (EUR mn.)                                    (EUR mn.)
 88.6  103.0 + 16%   257.8  299.2 + 16%   16.0   39.6 + 148%   44.1   82.8 + 88%

                                                           [LOGO OF SOFTWARE AG]

Q III / YTD Revenue 2000 / 1999

--------------------------------------------------------------------------------
(EUR mn)                     Q III 2000     Q III 1999     YTD 2000     YTD 1999
--------------------------------------------------------------------------------
Licensing                       32.8           26.7           91.6        78.6
   % growth                      +23%                          +17%
Maintenance                     33.1           31.8           94.9        87.7
   % growth                       +4%                           +8%
Professional Services           36.6           29.7          111.8        90.2
   % growth                      +23%                          +24%
Other Revenue                    0.5            0.4            0.9         1.3
--------------------------------------------------------------------------------
Total Revenue                  103.0           88.6          299.2       257.8
   % growth                      +16%                          +16%

                                                           [LOGO OF SOFTWARE AG]

License Revenue by Product Suite

--------------------------------------------------------------------------------



Product                             YTD 2000        YTD 1999         % growth
                                     EUR mn          EUR mn
--------------------------------------------------------------------------------

Total, of which:                      91.6            78.6              +17%

- Enterprise Transaction              54.0            54.8               -1%

- Electronic Business                 25.4            10.4             +144%

                                                           [LOGO OF SOFTWARE AG]

Revenue by Region -
Licensing and Maintenance
--------------------------------------------------------------------------------
    ------------------------------------    -------------------------------
        Quarter III 2000: EUR 65.9mn            YTD 2000 : EUR 186.6 mn
    ------------------------------------    -------------------------------




                [PIE CHART]                            [PIE CHART]


* INCL. ASIA, AUSTRALIA, SOUTH AFRICA, THE MIDDLE EAST

                                                           [LOGO OF SOFTWARE AG]

Q III / YTD Earnings 2000 / 1999

--------------------------------------------------------------------------------
(EUR mn)                     Q III 2000     Q III 1999     YTD 2000     YTD 1999
--------------------------------------------------------------------------------
Revenue                         103.0          88.6          299.2        257.8
   % growth                       +16%                         +16%
EBIT                             38.1          14.5           78.7         40.6
   % margin                        37%           16%            26%         +16%
   % growth                      +163%                         +94%
Profit before Taxes              39.6          16.0           82.8         44.1
   % margin                        38%           18%            28%          17%
   % growth                      +148%                         +88%
Net Profit                       21.1           9.2           43.6         24.7
   % margin                        20%           10%            15%          10%
   % growth                      +129%                         +77%
EPS (EUR)                        0.81          0.35           1.67         0.95

                                                           [LOGO OF SOFTWARE AG]

Solid Balance Sheet

--------------------------------------------------------------------------------
EUR mn                      31-12-98        31-12-99           30-09-00
--------------------------------------------------------------------------------

Cash and Equivalents           115.7           197.1              202.1

Liabilities to Banks            (4.8)           (3.7)              (3.2)

Net Cash                       110.8           193.4              198.9

Shareholder Equity              76.0           138.7              177.8

Total Assets                   259.9           361.2              405.8

Equity Ratio                      29%             38%                44%

                                                           [LOGO OF SOFTWARE AG]

Acquisition of SAGA Systems, Inc.

--------------------------------------------------------------------------------


                                  Software AG
                 will acquire all of the outstanding shares of
                   SAGA Systems, Inc., Reston, Virginia, USA
                                 at a price of
                              USD 11.50 per share
                  (approximately USD 360 mn transaction value)

                                                           [LOGO OF SOFTWARE AG]

Strategic Rationale

________________________________________________________________________________

[_] Develop a world-wide leadership in XML technology for B2B e-commerce applications

[_]  Grow size and market share significantly

[_]  Acquire substantial presence in the most important IT market, North America

[_]  Gain direct access to large customer base for Software AG products

[_] Accelerate growth of Software AG's leading Electronic Business products through SAGA

     .    installed customer base

     .    direct sales force

     .    market presence and infrastructure

                                                           [LOGO OF SOFTWARE AG]

Strategic Rationale

--------------------------------------------------------------------------------

[_]  Achieve much stronger position in Japan

     .    largest IT market in Asia
     .    at forefront of mobile commerce technology

[_] Unlock further potential in the high growth markets of Latin America and Israel

[_]  Substantially enhance earnings and cash flow

[_]  Lay foundation for accelerated growth

                                                           [LOGO OF SOFTWARE AG]

SAGA Business Highlights

--------------------------------------------------------------------------------

[_]  Sales and services for Software AG products, Adabas, Natural and EntireX

[_]  Development, distribution and services for SAGAVista


                                             SAGA Territory
                                             [_]  North America
                                                  (HQ + 22 offices)
[MAP APPEARS HERE]                           [_]  South America
                                                  (4 countries)
                                             [_]  Japan and Israel

                                                           [LOGO OF SOFTWARE AG]

SAGA Business Highlights

--------------------------------------------------------------------------------

More than 1,500 customers
  .  North America
  .  South America                      [PIE CHART APPEARS HERE]
  .  Japan
  .  Israel

                                  License & Maintenance Revenue YTD 2000

                                                           [LOGO OF SOFTWARE AG]

SAGA Business Highlights

--------------------------------------------------------------------------------

[_]  US - Operations                                            HQ: Reston, VA

                                                                Branch Offices:
                                                                .  Atlanta
                                                                .  Boston
                                                                .  Chicago
                                                                .  Dallas
                                                                .  Denver
         [MAP OF UNITED STATES]                                 .  Detroit
                                                                .  Los Angeles
                                                                .  Minneapolis
                                                                .  New Jersey
                                                                .  Philadelphia
                                                                .  Sacramento
                                                                .  Seattle

                                                           [LOGO OF SOFTWARE AG]

SAGA Financial Highlights

--------------------------------------------------------------------------------

   (last 12 months, Sept. 30, 2000, in USD mn)

   Revenues
     Licensing                                              70.4
     Maintenance                                            82.5
     Professional Services                                  43.5
                                                         -------
   Total                                                   196.4

   Profit Before Tax                                        15.8
   Net Profit                                                9.8

   Net Cash                                                 55.5
   Net Equity Value                                        132.7

   Number of employees                                       775

                                                           [LOGO OF SOFTWARE AG]

Benefits of Transaction

--------------------------------------------------------------------------------

[_]  Creation of a global leader in Electronic Business software

      .   Combined revenue (2001) over                         EUR 650 mn
      .   Operating profit (2001) of around                    EUR 125 mn*
      .   Worldwide employees of more than                     3,500

[_] Excellent platform for Electronic Business products in North and South America, Japan and Israel

[_]  Unified approach to installed customer base worldwide

[_]  Strong direct sales force in North America

[_] Highly synergistic resulting in significantly enhanced revenues and earnings

 * excluding amortisation and one-off costs

                                                           [LOGO OF SOFTWARE AG]

Global Presence

--------------------------------------------------------------------------------

[_]  30+ subsidiaries
[_]  90+ offices
[_]  in 70+ countries
[_]  3500+ employees

                                             Directly served territories

                                    Europe                      North America
                                    . Germany                   .  USA
                                    . Denmark                   .  Canada
                                    . UK                        .  Mexico
        [MAP OF WORLD]              . Ireland
                                    . Benelux                   Australia
                                    . France
                                    . Italy                     Asia
                                    . Spain                     .  Singapore
                                    . Portugal                  .  Hong Kong
                                    . Austria                   .  Malaysia
                                    . Switzerland               .  Philippines
                                    . Turkey                    .  Taiwan
                                    . Czech Republic
                                    . Poland                    Middle East

                                               Major Distributors
                                    South America                  Japan
                                    South Africa                   Korea
                                                                   Israel

                                                           [LOGO OF SOFTWARE AG]

License and Maintenance Revenue by Region

--------------------------------------------------------------------------------


     ------------------------------         -------------------------------
               Software AG                        Combined Operations
     ------------------------------         -------------------------------




        [PIE CHART APPEARS HERE]                [PIE CHART APPEARS HERE]

             9 months 2000                           9 months 2000

                                                           [LOGO OF SOFTWARE AG]

Proforma Financial Outlook

--------------------------------------------------------------------------------



                                                 2001              20002

     License revenue growth                   + 70 - 80%        + 30 - 35%
     - Electronic Business products
       % of license revenues                    40 - 50%          55 - 65%
     Total revenue growth                     + 50 - 60%        + 17 - 20%
     EBITDA margin                              18 - 20%          19 - 21%
     EPS growth                               + 70 - 75%        + 35 - 40%
     EPS accretion compared to
     standalone                                 20 - 25%          35 - 40%

                                                           [LOGO OF SOFTWARE AG]

Transaction structure

--------------------------------------------------------------------------------

 [_] Software AG to acquire all outstanding common stock of SAGA at USD 11.50 per share

 [_] Fully diluted transaction value: USD 360 million for 100% of SAGA (EUR 424 million)

 [_] Fully diluted enterprise value: USD 305 million for 100% of SAGA (EUR 359 million)

 [_] Consideration:

     .    Aggregate cash: USD 255 million (EUR 300 million)

     .    Loan note to Thayer Capital Partners:
          USD 80 million (EUR 94 million)

     .    2.2 million SAGA shares currently held by Software AG

                                                           [LOGO OF SOFTWARE AG]

Transaction valuation

--------------------------------------------------------------------------------

[_]  Offer price: USD 11.50 per share

[_]  Average share price over past six months: USD 11.85

     .  implied discount to offer price: 3%

[_]  Average share price over past 12 months: USD 18.14

     .  implied discount to offer price: 37%

[_]  Transaction multiples

                                                  SAGA        Software AG
                                               Transaction    Standalone

       Enterprise Value / 2000 sales:              1.6 x         4.8 x
       Enterprise Value / 2000 EBITDA:            10.5 x        25.3 x

                                                           [LOGO OF SOFTWARE AG]

Timetable

________________________________________________________________________________


  [_]  Announcement Nov. 2nd, 2000

  [_]  SAGA shareholder meeting mid January

  [_]  Closing Q1 2001

                                                           [LOGO OF SOFTWARE AG]

Summary

--------------------------------------------------------------------------------

[_] Software AG has a leading position in B2B e-commerce enabling software technology, especially in XML

[_] The acquisition of SAGA will allow Software AG to leverage its technological leadership on a worldwide basis

[_] Software AG will gain direct access to the enormous potential of the high technology market Japan as well as Latin America and Israel

[_] The transaction is at a very attractive valuation, and will be highly revenue and earnings enhancing

[_] Both from a market as well as a Software AG perspective the timing of the transaction is ideal